Exhibit 10.5

GUARANTY
New York, New York	May 31, 2006

FOR VALUE RECEIVED, and in consideration of note purchases from, or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. (“Laurus”) to or for the account of Magnetech Industrial Services of Alabama, LLC, an Indiana limited liability company (the “Company”), from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes or make other extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantors“ or “the undersigned”) unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of the Company to Laurus and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Company or one or more parties and the Company is or may become liable to Laurus, whether incurred by the Company as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Laurus, whether arising under, out of, or in connection with (i) that certain Security and Purchase Agreement dated as of the date hereof by and among the Company and Laurus (the “Security Agreement”) and (ii) each Ancillary Agreement referred to in the Security Agreement (the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated and/or supplemented from time to time, are collectively referred to herein as the “Documents”), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other obligations or liabilities of the Company to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Security Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:

1. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with the Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and the Company or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of the Company, or any change in the composition, nature, personnel or location of the Company and shall extend to any successor entity to the Company, including a debtor in possession or the like under any Insolvency Law.

2. Guaranty Absolute. Subject to Section 5(f) hereof, each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto. Guarantors hereby knowingly accept the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that the Company will contract additional obligations and liabilities for which Guarantors may be liable hereunder after the Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not the Company has properly authorized incurring such additional obligations and liabilities. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Company, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Documents. The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a) This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, the Company and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against the Company or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by the Company on account of the Obligations are indefeasibly paid in full and Laurus’ obligation to extend credit pursuant to the Documents has been irrevocably terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus’ obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future obligations and liabilities of the Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all Obligations of the Company to Laurus.

4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus’ possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an “Affiliate”) shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations and liabilities to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5. Representations and Warranties. Each of the undersigned hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

(a) Security Agreement Representations and Warranties. Except as set forth in Schedule 5(a) to this Guaranty, each representation and warranty contained in that certain Security and Purchase Agreement by and among MISCOR Group, Ltd. (“MISCOR”) and certain of its Subsidiaries (as defined in such Security and Purchase Agreement) dated as of August 24, 2005 (as amended, modified or supplemented, the “MISCOR Security Agreement”) is true and correct and is hereby reiterated in its entirety as if fully set forth in this Guaranty, in each case with respect to each of the Guarantors.

(b) Organization, Good Standing and Qualification. Each Guarantor is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Guarantor has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver (i) this Guaranty, (ii) the Master Security Agreement dated as of the date hereof between the Guarantors and Laurus (as amended, modified and/or supplemented from time to time, the “Master Security Agreement”), (iii) the Registration Rights Agreement dated as of the date hereof between MISCOR and Laurus relating to the common stock issuable upon exercise of the Warrants (as amended, modified and/or supplemented from time to time, the “Registration Rights Agreement”), (iv) the Pledge Agreement dated as of the date hereof between the Guarantors, the Company and Laurus, (v) the Warrants issued by MISCOR to Laurus on the date hereof, and (vi) all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding clauses (ii) through (vi), collectively, the “Related Agreements”); and (2) carry out the provisions of this Guaranty and the Related Agreements and to carry on its business as presently conducted.

(c) Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of each Guarantor (including their respective officers and directors) necessary for the authorization of this Guaranty and the Related Agreements, the performance of all obligations of the Guarantors hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Warrant has been taken or will be taken prior to the Closing.

(d) Compliance with Other Instruments. No Guarantor is in violation or default of (x) any term of its Charter or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a material adverse effect. The execution, delivery and performance of and compliance with this Guaranty and the Related Agreements to which it is a party, each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(e) Authority and Execution. Each Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

(f) Legal, Valid and Binding Character. This Guaranty constitutes each Guarantor’s legal, valid and binding obligation enforceable against each such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

(g) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to any Guarantor or any contract, agreement or instrument to which any Guarantor is a party or by which any Guarantor or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of Laurus on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the MISCOR Security Agreement).

(h) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by any Guarantor, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(i) Litigation. Except as set forth in Schedule 5(a) hereto, no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting any Guarantor, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(j) Financial Benefit. Each Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Company to Laurus.

(k) Solvency. As of the date of this Guaranty, (a) the fair saleable value of each Guarantor’s assets exceeds its liabilities and (b) each Guarantor is meeting its current liabilities as they mature.

6. Covenants. Each covenant contained in the MISCOR Security Agreement is hereby reiterated in its entirety as if fully set forth in this Guaranty, in each case with respect to each of the Guarantors.

7. Acceleration.

(a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by the Company or any of the undersigned to Laurus, or either the Company or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus’ possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company.

(b) Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned’s obligations hereunder.

8. Payments from Guarantors. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

9. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

10. Covenants of the Guarantors and Laurus Regarding Indemnification.

(a) Company Indemnification. The Guarantors each agree, jointly and severally, to indemnify, hold harmless, reimburse and defend Laurus, each of Laurus’ officers, directors, agents, affiliates, control persons, and principal shareholders, against all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon Laurus which result, arise out of or are based upon: (i) any misrepresentation by the Guarantors or breach of any warranty by the Guarantors in this Guaranty, any Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by the Guarantors of any covenant or undertaking to be performed by the Guarantors hereunder, under any Related Agreement or any other agreement entered into by the Guarantors and Laurus relating hereto or thereto.

(b) Purchaser’s Indemnification. Laurus agrees to indemnify, hold harmless, reimburse and defend the Guarantors and each of the Guarantors’ officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Guarantors which result, arise out of or are based upon: (i) any misrepresentation by Laurus or breach of any warranty by Laurus in this Guaranty, any Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Laurus of any covenant or undertaking to be performed by Laurus hereunder, under any Related Agreement or any other agreement entered into by the Guarantors and Laurus relating hereto or thereto.

11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Obligations have been indefeasibly paid in full and Laurus’ obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned’s obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

13. Books and Records. The books and records of Laurus showing the account between Laurus and the Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

14. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

15. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH OF THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY OF THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, ANY DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

16. Governing Law; Jurisdiction. THIS GUARANTY CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OF THE UNDERSIGNED, ON THE ONE HAND, AND LAURUS, ON THE OTHER HAND, PERTAINING TO THIS GUARANTY OR ANY OF THE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE DOCUMENTS; PROVIDED, THAT EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT

THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH OF THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH UNDERSIGNED HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH UNDERSIGNED’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

17. Understanding With Respect to Waivers and Consents. Each Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against the Company, Laurus or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

18. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus.

20. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

21. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

22. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

23. Release. Nothing except indefeasible payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

24. Remedies Not Exclusive. The remedies conferred upon Laurus in this Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to Laurus under applicable law or otherwise.

25. Limitation of Obligations under this Guaranty. Each Guarantor and Laurus (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and Laurus (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors (including this Guaranty), result in the Obligations of such Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

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IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date and year here above written.

MISCOR GROUP, LTD.

By:	/s/ John A. Martell
Name:	John A. Martell
Its:	President

Address:	1125 S. Walnut Street
South Bend, Indiana
Telephone: 574-234-8131
Facsimile: 574-2332-7648
State of Formation: Indiana

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ John A. Martell
Name:	John A. Martell
Its:	President

Address:	1125 S. Walnut Street
South Bend, Indiana
Telephone: 574-234-8131
Facsimile: 574-2332-7648
State of Formation: Indiana

MARTELL ELECTRIC, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Its:	President

Address:	1125 S. Walnut Street
South Bend, Indiana
Telephone: 574-234-8131
Facsimile: 574-2332-7648
State of Formation: Indiana

HK ENGINE COMPONENTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Its:	President

Address:	1125 S. Walnut Street
South Bend, Indiana
Telephone: 574-234-8131
Facsimile: 574-2332-7648
State of Formation: Indiana